UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2021

Acurx Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40536	82-3733567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

259 Liberty Avenue, Staten Island, NY 10305

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 533-1469

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACXP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors; Committee Composition; Director Compensation

In connection with the initial public offering (the “IPO”) by Acurx Pharmaceuticals, Inc. (the “Company”) of its common stock, par value $0.001, described in the prospectus, dated June 24, 2021, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-256516) (as amended, the “Registration Statement”), upon the effective time of the Registration Statement, Mr. Thomas Harrison, Mr. Joseph C. Scodari, Mr. Jack H. Dean, and Mr. James Donohue were elected to the Board of Directors of the Company (the “Board of Directors”). Upon the consummation of the IPO, Mr. Harrison will serve as a Class I director with a term expiring at the Company’s annual meeting of stockholders to be held in 2022, Mr. Dean will serve as a Class II director with a term expiring at the Company’s annual meeting of stockholders to be held in 2023, and each of Mr. Scodari and Mr. Donohue will serve as a Class III director with a term expiring at the Company’s annual meeting of stockholders to be held in 2024. Mr. Donohue, Mr. Scodari, and Mr. Harrison will serve on the Audit Committee of the Board of Directors and Mr. Scodari and Mr. Harrison will serve on the Compensation Committee of the Board of Directors.

Except as set forth under the heading “Certain Relationships and Related Person Transactions” in the Prospectus, Mr. Harrison, Mr. Scodari, Mr. Dean, and Mr. Donohue have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

2021 Equity Incentive Plan

Effective June 23, 2021, the Company’s Board of Directors approved the Company’s 2021 Equity Incentive Plan (the “Plan”), a copy of which was previously filed as Exhibit 10.9 to the Registration Statement and is incorporated herein by reference. For further information regarding the Plan, see “Executive and Director Compensation” in the Prospectus.

The above description of the Plan is not complete and is qualified in its entirety by reference to such exhibit.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2021, the Company’s Certificate of Incorporation (the “Charter”), substantially in the form previously filed as Exhibit 3.2 to the Registration Statement, and the Company’s Bylaws (the “Bylaws”), substantially in the form previously filed as Exhibit 3.3 to the Registration Statement, became effective. The Charter, among other things, provides that the Company’s authorized capital stock consists of 200,000,000 shares of common stock and 10,000,000 shares of preferred stock. A description of the material terms of the Company’s capital stock, after giving effect to the adoption of the Charter and Bylaws, has previously been reported by the Company in the Registration Statement. The Charter and Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 7.01 Other Events.

On June 24, 2021, the Company issued the press release attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On June 29, 2021, the Company issued the press release attached hereto as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Incorporation of Acurx Pharmaceuticals, Inc.

3.2	Bylaws of Acurx Pharmaceuticals, Inc.

10.1	Acurx Pharmaceuticals, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.9 to the Company's Registration Statement on Form S-1 (File No. 333-256516) filed with the SEC on May 26, 2021).

99.1	Press Release dated June 24, 2021.

99.2	Press Release dated June 29, 2021.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Acurx Pharmaceuticals, Inc.

Date: June 29, 2021
	By:	/s/ David P. Luci
	Name:	David P. Luci
	Title:	President and Chief Executive Officer